Exhibit 99.1

Exhibit 99.1

FMC Corporation

CSFB Meeting

November 30, 2004

William G. Walter Chairman, President and CEO

Disclaimer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Non-GAAP Financial Terms

These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle and Depreciation and Amortization.

EBITDA Margin is the quotient of EBITDA (defined above) and Revenue.

ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other charges (gains) and after-tax Interest expense divided by the sum of Short-term debt, Current portion of long-term debt, Long-term debt and Total shareholders’ equity.

Free Cash Flow is the sum of Cash provided (required) by operating activities and Cash required by discontinued operations less Cash required by investing activities.

Segment Financial Terms

These slides contain references to segment financial items which are presented in detail in Note 19 of FMC’s 2003 Form 10-K. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for a segment is the sum of Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle for that segment and Depreciation and Amortization for that segment.

EBITDA Margin for a segment is the quotient of EBITDA (defined above) and

Revenue for that segment.

FMC Corporation

Diversified chemical company with leading market positions in agricultural, industrial and consumer markets globally

($million, LTM 9/30/04)

FMC

Sales: $2,053.4 EBITDA: $362.7 Margin: 17.7%

Industrial Chemicals

Specialty Chemicals

Agricultural Products

Sales:

$809.6

Sales:

$535.6

Sales:

$713.3

EBITDA:

$112.6

EBITDA:

$130.6

EBITDA:

$149.6

Margin:

13.9% Margin:

24.4%

Margin: 21.0%

Our Objectives

Unlocking value and creating a faster growing FMC

Realize the operating leverage inherent within FMC

Industrial Chemicals recovery

Continued growth in Specialty Chemicals and Agricultural Products Sustained double-digit growth in earnings*

Create greater financial flexibility

Reduce net debt to $600 million by the end of 2006

Regain an investment grade credit rating

Focus the portfolio on higher growth businesses

Manage Specialty Chemicals and Agricultural Products for growth

Manage Industrial Chemicals for cash

Divest any business that cannot sustain our cost of capital

Improve ROIC to 12 percent minimum by 2006

* Before restructuring and other charges

Continued reduction in net debt

Strong Year-to-Date 2004 Performance

Outstanding performance in Agricultural Products

A 16% year-over-year increase in sales Even stronger earnings growth of 67%

Healthy pipeline of in-licensed and newly discovered compounds

Improvement in Industrial Chemicals

Generally higher North American selling prices Significant growth in soda ash export volumes $20 million in annual restructuring savings at Astaris Sold-out market conditions in several businesses

Steady top-line growth in our Specialty Chemicals franchise

Steady growth in demand for BioPolymer and lithium Several unfavorable one-time cost impacts in Q3

Raw material costs still unfavorable, but improving versus 1H 2004

On Track to Exceed Our Commitments

2003 Actual

2004 Guidance2

Current Outlook3

Earnings per Share ($)1

1.90

2.30 - 2.50

3.06 - 3.16

Annual Reduction in Net Debt ($millions)

47

20 - 40

100

Return on Invested Capital (%)

8.4

8.9

10.5

1. Before restructuring and other charges.

2. Provided in January 2004.

3. Includes $3.4 million or $0.10 per diluted share adjustment announced November 8, 2004 related to the cumulative effect of an accounting error.

1. 1998 and 1999 EPS were not restated following the spin-off of FMC Technologies.

2. 2004E sales are calculated using last twelve month’s sales ended September 30, 2004.

2004E EPS is calculated using mid-point of earnings per share guidance before restructuring and other charges provided within this presentation.

3. Before restructuring and other charges.

Turn in Financial Performance

We remain on track to deliver a sustained multi-year recovery in sales and earnings

Sales, $ millions

2,600 2,400 2,200 2,000 1,800 1,600 1,400 1,200 1,000

19981 19991 2000 2001 2002 2003 2004E2

6.00 5.00 4.00 3.00 2.00 1.00

EPS3, $

Sales EPS

Industrial Chemicals Overview

2003 Consolidated Sales: $770.6 million

Foret 34%

Peroxygens 19%

Alkali (Soda ash) 47%

Asia 6%

Europe/Middle East/Africa 35%

North America 51%

South America 8%

Excludes phosphorus chemicals sales at Astaris JV of $384.5 million, largely in North America

#1 North American manufacturer of soda ash and peroxygens Backward integration into natural resources Low-cost, proprietary production technology

Industrial Chemicals is Poised for a Significant Turn in Earnings

$’s Million

250 200 150 100 50 0 $194 $208 $177 $133 $130 $94 $113

1998 1999 2000 2001 2002 2003 2004*

25 20 15 10 5 0

Margin, %

EBITDA

Capital Spending

EBITDA Margin

* Last twelve months, 9/30/04

Sold-out U.S. Soda Ash Industry

U.S. Bulk

Soda Ash Price Index (1990 = 1.0)

1.2 1.1 1 0.9 0.8

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

2004F

Last Peak

100 95 90 85

Effective Capacity Utilization (%, U.S.)

Price Index

Effective Capacity Util.

Rising Global Hydrogen Peroxide Prices

Hydrogen Peroxide Price Index (1994=1.0)

1.2 1.1 1 0.9 0.8 0.7 0.6

Last Peak

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

2004F

100 95 90 85 80 75 70

Effective Capacity Utilization (%, North America)

Price Index

Effective Capacity Util.

Turnaround In Phosphorus Chemicals

Domestic improvement resulting from Astaris restructuring

Annualized savings of $40 million are in place (a $20 million benefit to FMC’s operating profit) Astaris capacity reductions have tightened domestic supply Price increases of 4-7 percent are expected for 2005, which will be partially offset by higher input costs

Sold-out European STPP market

Driven by capacity closures and decreased Chinese imports Prices at Foret have risen over 10 percent versus the prior year

Astaris deleveraging to impact cash flow favorably

Astaris is debt free, and keepwell payments are no longer anticipated Refinancing of Astaris in late 2004 or 2005 Possible dividend of cash back to FMC post an Astaris refinancing

FMC Corporation

CSFB Meeting

November 30, 2004

Ted H. Butz

Vice President and Group Manager Specialty Chemicals

Specialty Chemicals Overview

2003 Consolidated Sales: $515.8 million

Lithium 29%

BioPolymer 71%

Asia 15%

North America 41% Europe/Middle East/Africa 36%

South America 8%

BioPolymer:

Adds structure, texture and stability to food Acts as a binder & disintegrant for dry tablet drugs Market leader in every product line

Lithium:

One of two global, integrated manufacturers Focus on specialty products—pharmaceuticals and energy storage devices

Platforms in Specialty Chemicals Drive Steady Growth

$’s Million

140 120 100 80 60 40 20 0

1998 1999 2000 2001 2002 2003 2004* $115 $110 $127 $122 $116 $132 $131

30

25

20

10

5

0

Margin, %

EBITDA Capital Spending EBITDA Margin

* Last twelve months, 9/30/04

* Last twelve months, 9/30/04

FMC BioPolymer Segmentation

LTM* 2004 Sales:

~$385 million

Balanced Portfolio of Growth Businesses

Leading Positions In All Product Areas

Excellent Global Coverage

Personal Asia Care Alginates & 10%

7% Other

Food 17% Latin America

North America 42% Cellulose 13% Pharmaceutical 45% Carrageenan 51% 42% 33% Europe 32% Industrial 9%

Employees 900 Manufacturing Plants 9 Technical Labs 7

FMC BioPolymer Market Positions

Strength in All Core Product Areas

MCC Carrageenan Alginates

FMC FMC

FMC

Market Size (M):

$235

$335

$185

Share Position:

# 1

# 1

# 2

Leadership

Scale*:

5.5 X

2.2 X

0.95X

* FMC market share divided by the market share of the largest competitor in each product line

Lithium: Repositioned for Growth

Solid growth in polymer markets of 3-6%

Key products: lithium metals, butyllithium, specialty organometallics Uses: polymer synthesis and initiation 27% of FMC Lithium sales

Strong growth in pharmaceutical synthesis of 7-9%

Key products: lithium metals, butyllithium, specialty organometallics Uses: synthesis of pharmaceutical active ingredients 25% of FMC Lithium sales

Significant growth in energy storage of over 10%

Key products: lithium inorganics, lithium metal, lithium cobalt oxide Uses: primary and secondary batteries 17% of FMC Lithium sales

Serving attractive end markets

Strong position with industry-driving customers Leading product positions Coordinated global capabilities Proven track record of performance

Specialty Chemicals Outlook is Promising

FMC Corporation

CSFB Meeting

November 30, 2004

W. Kim Foster

Senior Vice President and Chief Financial Officer

Agricultural Products Overview

2003 Consolidated Sales: $640.1 million

Asia

Herbicides 15% 24%

North America Europe/Middle 36% East/Africa

Insecticides 17% 76%

South America 32%

Proprietary, branded insecticides and herbicides

Key crops: cotton, corn, rice, cereals, fruits and vegetables FMC differentiated by:

Focused innovation (R&D is ~10% of sales) Cost reduction strategies

The depth and breadth of partnerships and alliances

Ag Products Has Delivered Significant Growth

$’s Million

160 140 120 100 80 60 40 20 0

1998 1999 2000 2001 2002 2003 2004*

$106 $87 $114 $101 $99 $111 $150

30 25 20 15 10 5 0

Margin, %

EBITDA Capital Spending EBITDA Margin

* Last twelve months, 9/30/04

Flonicamid insecticide for sucking pests Newly-licensed ISK fungicide

Newly-licensed acetamiprid chemistry from Nippon Soda Total possible new sales of $50-90 million by 2008-9

Refocused Strategy Yielding Benefits

Significant cost savings

Total outsourcing savings of $50 million since 1999 Supply chain redesign in North America and Mexico

Efficiency improvements in selling and development organizations

Improved product mix

New labels in North America and Europe

Niche market focus (row crops now less than 1/3 of total sales) Exit of low margin third party products

Growth from newly licensed products

Longer-term Growth in Insecticides

A robust pipeline of insecticide-active chemistries is expected to result in 2-4 compounds in the next 10 years, each capable of generating $50-120 million in sales at maturity

FMC R&D Evolution

1990 1995 2000 2005

Focus Insecticides Herbicides Nematicides Insecticides Insecticides

Discovery Fungicides Plant Growth Regulators PPO Platform (Herbicides) Use of advanced technologies

2000 2001 2002 2003 2004

10

Field-Level Insecticide Chemistries

In Summary

Great businesses, each generating EBITDA of over $100 million

Industrial Chemicals earnings are currently $50 million below mid-cycle and $100 million below peak

Steady growth in the balance of the portfolio

Low capital expenditure requirements

Significant Improvement to Cash Flow

$millions Cash Flow Components 2004 2005 2006 2007

EBITDA1 $365 --------Increasing----------

Pre-Tax Interest2 84 --------Decreasing--------

Capital Expenditures 80

90

90

90

Cash Taxes 15 ------Relatively Flat------

Environmental 25 ------Relatively Flat------

Phosphorus-Related:

Pocatello 25 <20 <10 <10

Keepwells 36 — — —

1. Calculated using mid-point of earnings per share guidance before restructuring and other charges provided on slide 7 of this presentation.

2. Includes $82 million of GAAP interest expense and $2 million of affiliate interest expense.

FMC Corporation

Appendix: Earnings Reconciliation

Reconciliation of 2003 diluted earnings per share from continuing operations (a GAAP measure) to 2003 diluted earnings per share before restructuring and other charges (a Non-GAAP measure)

(Unaudited, in millions)

[As of September 30, 2004]

2003

Diluted income from continuing operations per share (GAAP) $1.12

Diluted restructuring and other charges per share $1.35

Diluted tax effect of restructuring and other charges per share ($0.57)

Diluted income per share before restructuring and other charges (Non-GAAP) $1.90

Appendix: EBITDA Reconciliation

Reconciliation of last twelve months (LTM) consolidated income (loss) from continuing operations (a GAAP measure) to LTM EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

[As of September 30, 2004]

LTM

Income (loss) from continuing operations before

income taxes and cumulative effect of change

in accounting principle (GAAP) 119.0

Add:

Restructuring and other charges 27.1

Interest expense, net 81.4

Affiliate Interest Expense 3.3

Depreciation and amortization 131.9

EBITDA (Non-GAAP) 362.7

Appendix: ROIC Reconciliation

Reconciliation of Numerator Income from Continuing Operations (GAAP) to numerator Income from continuing operations before restructuring and other charges (gains) and after-tax interest expense (Non-GAAP) used in ROIC (Return on Invested Capital) calculation.

(Unaudited, in millions)

2003

Actual

Income (loss) from continuing operations (GAAP) $39.8

Interest Expense 92.2

Tax effect of Interest Expense (20.0)

Restructuring and other charges (gains) 48.2

Tax effect of restructuring and other charges (gains) (20.5)

ROIC numerator (Non-GAAP) $139.7

2-Point Average Denominator Dec-02 Dec-03

Short-term Debt $64.3 $13.8

Current portion of long-term debt 166.8 3.0

Long-term debt 1,035.9 1,033.4

Shareholder’s Equity 406.0 588.3

$1,673.0 $1,638.5

ROIC denominator (2 pt. avg) (GAAP) $1,655.8

ROIC ( Using Non-GAAP Numerator) 8.4%

(1) - mid point of range = $2.45 per diluted share (provided in January 2004).

(2) - mid point of range = $3.10 per diluted share as provided in presentation.

Appendix: Segment EBITDA Reconciliation

Reconciliation of last twelve months (LTM) segment operating profit (a GAAP measure) to LTM EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

[As of September 30, 2004]

Segment Industrial Chemicals Specialty Chemicals Agricultural Products

LTM segment operating profit (GAAP) $47.7 $98.8 $120.1

Add:

Depreciation and amortization 64.9 31.8 29.5

LTM EBITDA (Non-GAAP) $112.6 $130.6 $149.6